The New Ireland Fund, Inc.
Portfolio Holdings (unaudited)

January 31, 2022	Shares	Value (U.S.)
COMMON STOCKS (99.07%) (a)
COMMON STOCKS OF IRISH COMPANIES (91.38%)
Airlines (4.12%)
Ryanair Holdings PLC *	39,801	$733,983
Ryanair Holdings PLC - Sponsored ADR *	9,490	1,059,274
		1,793,257
Banks (10.97%)
AIB Group PLC *	857,594	2,258,348
Bank of Ireland Group PLC *	375,654	2,516,120
		4,774,468
Beverages (3.51%)
C&C Group PLC *	513,950	1,530,341
Building Products (4.92%)
Kingspan Group PLC	22,407	2,142,727
Construction Materials (20.74%)
CRH PLC	181,039	9,032,425
Containers & Packaging (5.45%)
Smurfit Kappa Group PLC	45,401	2,374,305
Food Products (3.92%)
Glanbia PLC	7,206	98,847
Kerry Group PLC, Series A	12,416	1,562,252
Origin Enterprises PLC	11,575	44,213
		1,705,312
Health Care Services (3.83%)
Uniphar PLC	379,093	1,669,488
Hotels, Restaurants & Leisure (15.23%)
Dalata Hotel Group PLC *	277,559	1,322,125
Flutter Entertainment PLC *	35,202	5,311,226
		6,633,351
Household Durables (6.89%)
Cairn Homes PLC	1,121,791	1,570,296
Glenveagh Properties PLC *	1,044,081	1,431,019
		3,001,315
Industrial Conglomerates (0.67%)
DCC PLC	3,507	292,710
Life Sciences Tools & Services (2.12%)
Malin Corp. PLC *	167,443	921,753
Machinery (1.81%)
Mincon Group PLC	538,834	786,955
Marine (2.11%)
Irish Continental Group PLC - UTS *	184,720	917,250
Multi-Utilities (0.18%)
Greencoat Renewables PLC	59,761	77,545
Trading Companies & Distributors (4.91%)
Grafton Group PLC	137,985	2,137,835
TOTAL COMMON STOCKS OF IRISH COMPANIES
(Cost $23,202,201)		39,791,037

COMMON STOCKS OF FRENCH COMPANIES (2.73%)
Building Products (1.02%)
Cie de St-Gobain	6,589	441,551
Multi-Utilities (1.71%)
Veolia Environnement SA	20,799	746,093
TOTAL COMMON STOCKS OF FRENCH COMPANIES
(Cost $569,525)		1,187,644

COMMON STOCKS OF ITALIAN COMPANIES (1.25%)
Electric Utilities (1.25%)
Enel SpA	71,513	544,791
TOTAL COMMON STOCKS OF ITALIAN COMPANIES
(Cost $488,288)		544,791

COMMON STOCKS OF UNITED KINGDOM COMPANIES (3.71%)
Construction & Engineering (2.31%)
Costain Group PLC *	1,540,162	1,006,682
Pharmaceuticals (1.40%)
Amryt Pharma PLC *	60,163	608,248
TOTAL COMMON STOCKS OF UNITED KINGDOM COMPANIES
(Cost $1,842,157)		1,614,930
TOTAL COMMON STOCKS
(Cost $26,102,171)		$43,138,402

RIGHTS - –%
AMRYT EMA CVR (b)	300,819	–
AMRYT FDA CVR (b)	300,819	–
AMRYT REVENUE CVR (b)	300,819	–
		–
TOTAL RIGHTS
(Cost $0)		–

TOTAL INVESTMENTS (99.07%)
(Cost 26,102,171)		43,138,402
OTHER ASSETS AND LIABILITIES (0.93%)		405,436
NET ASSETS (100.00%)		$43,543,838

*	Non-income producing security.
ADR	American Depositary Receipt traded in U.S. dollars.
UTS	Units
CVR	Contingent Value Rights
(a)
The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

(b)	Value determined using significant unobservable inputs.

Fair Value Measurements:  As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

At the end of each fiscal quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listing or delistings on national exchanges.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of period. The summary of inputs used to value the Fund’s net assets as of January 31, 2022 is as follows:
	Total Value at 01/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities
Common Stocks*
Machinery	$786,955	$-	$786,955	$-
Other Industries	42,351,447	42,351,447	-	-
Rights	-	-	-	-
Total Investments^	$43,138,402	$42,351,447	$786,955	$-
*See Portfolio Holdings detail for country breakout.
^Investments are disclosed individually on the Portfolio Holdings.